Exhibit 99.2 Investor Presentation First Quarter 2025

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation those regarding Popular’s business, financial condition, results of operations and objectives, performance, earnings and expenses. These statements are not guarantees of future performance, are based on the current expectations of Popular, Inc.’s management and, by their nature, involve risks, uncertainties, estimates and assumptions. Potential factors, some of which are beyond our control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. More information on the risks and important factors that could affect our future results and financial condition is included in our Form 10-K for the year ended December 31, 2024 and our Form 10-Q for the quarter ended March 31, 2025 to be filed with the Securities and Exchange Commission. Our filings are available on our website (www.popular.com) and on the Securities and Exchange Commission website (www.sec.gov). We assume no obligation to update or revise any forward-looking statements which speak as of their respective dates. 2

Q1 2025 Highlights Financial Highlights Quarter Highlights ($ in millions, except per share information) Income Statement Q1 2025 Q4 2024 Change Q1 2024 Highlights: Net Income $ 178 $ 178 $ - $ 103 • Net interest income increased $15 million compared to the previous Net Interest Margin (NIM) 3.40% 3.35% 0.05% 3.16% period 1 Net Interest Margin FTE 3.73% 3.62% 0.11% 3.38% • NIM expanded 5 bps to 3.40%; fully taxable equivalent NIM expanded Total Deposit Costs 1.83% 1.96% (0.13%) 2.07% 11 bps to 3.73% EPS $ 2.56 $ 2 .51 $ 0.05 $ 1 .43 • Total deposit costs decreased 13 bps due to lower cost of P.R. public deposits Financial Ratios • Total deposits increased $935 million or 1.4%; excluding P.R. public ROA 0.96% 0.97% (0.01%) 0.57% deposits, customer deposits increased by $776 million ROTCE 11.36% 11.22% 0.14% 6.90% • Improved credit quality: ‐ NPLs decreased $37 million to $314 million; NPL Ratio at 0.84% vs. Ending Balances 0.95% in Q4 Loans Held in Portfolio $ 37,254 $ 37,108 $ 146 $ 35,119 ‐ NCO Ratio of 0.53% vs. 0.74% in Q4 Total Assets 7 4,039 73,045 994 70,937 Total Deposits 6 5,819 64,884 935 63,809 ‐ ACL-NPL Ratio of 243% vs. 213% in Q4 Borrowings 1 ,090 1,176 (86) 1 ,032 • Tangible book value per share increased $3.86 to $72.02 • Common Equity Tier 1 Ratio increased 8 bps to 16.11% Credit Quality Capital Actions: Non-Performing Loans (NPLs) $ 314 $ 351 $ (37) $ 354 • Repurchased $122 million of common stock at an average price per share NPL Ratio 0.84% 0.95% (0.11%) 1.01% of $96.24: NCO Ratio 0.53% 0.74% (0.21%) 0.71% ⁻ Through the end of the first quarter of 2025 repurchased $340 million ACL-NPL Ratio 243% 213% 30% 209% of common stock of the $500 million authorized in Q3 2024, at an average price per share of $96.29 Capital • Paid quarterly common stock dividend increased 13% to $0.70 Common Equity Tier 1 16.11% 16.03% 0.08% 16.36% Tangible Book Value Per Share $ 72.02 $ 68.16 $ 3.86 $ 60.06 3 See Slide 13 for footnotes Differences due to rounding

Business Highlights BPPR Popular U.S. ($ in millions) Q1 2025 Q4 2024 Change Q1 2024 ($ in millions) Q1 2025 Q4 2024 Change Q1 2024 Loans Held in Portfolio $ 26,093 $ 26,147 $ (54) $ 24,602 Loans Held in Portfolio $ 11,129 $ 10,929 $ 200 $ 10,484 P.R. Public Deposits 1 9,622 19,463 159 18,020 Total Deposits 1 1,953 11,704 249 1 1,273 Total Deposits 54,647 5 4,054 593 53,404 Borrowings 431 480 (49) 331 Borrowings 66 103 (37) 109 Net Interest Margin 2.74% 2.71% 0.03% 2.59% Net Interest Margin 3.63% 3.56% 0.07% 3.33% Total Deposit Costs 3.09% 3.20% (0.11%) 3.40% Total Deposit Costs 1.55% 1.67% (0.12%) 1.81% Highlights: Highlights: • Loans held in portfolio decreased $54 million: • Loans held in portfolio increased $200 million: ⁻ commercial and construction loans decreased $185 million ‐ commercial and construction loans increased $184 million ⁻ mortgage loans increased $136 million ‐ mortgage loans increased $24 million ⁻ credit card balances decreased $30 million ⁻ auto loans and leases increased $21 million • NIM increased 3 bps to 2.74%: ⁻ loan yields decreased 5 bps to 5.86% • NIM increased 7 bps to 3.63%: ‐ total deposit costs decreased 11 bps to 3.09% ⁻ investment securities yields increased 13 bps to 2.52% ⁻ loan yields decreased 4 bps to 7.89% ⁻ total deposit costs decreased 12 bps to 1.55%; ⁻ interest-bearing deposit costs decreased 19 bps ⁻ P.R. public deposit costs decreased 38 bps 4 Differences due to rounding

Financial Summary Quarterly Results (unaudited) ($ in thousands, except EPS) Q1 2025 Q4 2024 Variance Net interest income $ 6 05,597 $ 590,759 $ 1 4,838 Provision for credit losses 64,081 66,102 (2,021) Net interest income after provision for credit losses $ 541,516 $ 524,657 $ 16,859 Service charges on deposits 39,054 38,060 994 Other service fees 94,508 9 9,350 (4,842) Mortgage banking activities 3 ,689 6 ,306 (2,617) Other non-interest income 14,810 20,987 (6,177) Total non-interest income $ 152,061 $ 164,703 $ (12,642) Personnel costs 2 12,713 205,794 6,919 Net occupancy expenses 2 7,218 2 7,666 (448) Equipment expenses 5,302 4 ,846 456 Professional fees 26,825 32,452 (5,627) Technology and software expenses 83,668 8 1,395 2,273 Processing and transactional services 3 7,781 35,067 2 ,714 Business promotion 23,675 29,855 (6,180) Deposit insurance 1 0,035 9 ,725 310 Other real estate owned (OREO) income (3,330) (4,379) 1 ,049 Other operating expenses 4 7,125 45,206 1 ,919 Total operating expenses $ 471,012 $ 467,627 $ 3,385 Income before income tax 222,565 2 21,733 832 Income tax expense 4 5,063 4 3,916 1,147 Net income $ 177,502 $ 177,817 $ (315) EPS $ 2.56 $ 2.51 $ 0.05 ROTCE 11.36% 11.22% 0.14% 5 Differences due to rounding

Net Interest Margin Dynamics Quarter Highlights: Earning Assets 1 (ending balances, $ in billions) • Total earning assets increased $1.1 billion to $70.8 billion: $70.8 $69.7 $69.2 $68.0 $67.4 0.1 4 ‐ Money market and investment securities increased 70.0 0 $37.3 $944 million; represent 47% of earning assets $37.1 $35.6 $36.2 0.1 2 60.0 0 $35.1 • Deposit balances increased $935 million. Excluding P.R. 0.1 50.0 0 7.48% 7.52% 7.56% 7.51% 7.48% public deposits, customer deposits increased $776 million 0.0 8 40.0 0 • Net interest margin increased 5 bps to 3.40% 30.0 0 0.0 6 $33.6 $33.6 $32.6 $32.2 $31.8 2 • Net interest margin FTE of 3.73%, increased 11 bps: 20.0 0 0.0 4 2 ‐ Earning assets yield FTE remained at 5.49% 10.0 0 0.0 2 3.47% 3.43% 3.38% 3.23% 3.29% 2 - 0 ‐ Loan yield FTE decreased 3 bps to 7.48% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 ‐ Total deposit costs decreased 13 bps to 1.83% Money Market & Investment Securities Loans Loan Yield (FTE) Money Market & Investment Securities Yield Net Interest Margin (FTE) Sources of Funds 1 (ending balances, $ in billions) 6.50% $66.6 $66.9 $66.1 $64.8 $64.7 0.06 00 5.53% 5.49% 5.49% 5.49% 5.36% 5.50% 60.0 0 $19.7 $19.6 $19.5 $18.0 $18.7 0.05 00 50.0 0 4.50% 0.04 00 3.73% 3.62% 4.24% 40.0 0 4.19% 4.15% 3.48% 3.47% 3.38% 3.70% 0.03 00 3.50% 30.0 0 3.32% 0.02 00 $46.2 $45.8 $45.8 $45.0 $45.4 2.50% 20.0 0 2.06% 2.01% 1.98% 1.87% 1.76% 0.01 00 10.0 0 1.27% 1.50% 1.20% 1.23% 1.21% 1.17% - - Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 0.50% Total Deposits, excl P.R Public P.R. Public Deposits Borrowings -0.50% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 P.R. Public Deposit Costs Deposit Costs, excl P.R. Public Net Interest Margin (FTE) Earning Assets Yield (FTE) All Sources of Funds See Slide 13 for footnotes 6 Differences due to rounding

Capital Quarter Highlights: Popular, Inc. • Common Equity Tier 1 Ratio of 16.11% increased 8 bps Q1 2025 Q4 2024 1 • TCE Ratio of 6.78% vs. 6.62% in Q4 2024 0.2 • Tangible book value per share increased $3.86 to $72.02 0.1 8 0.1 6 17.91% 17.83% • Return on average tangible common equity (ROTCE) of 11.36% 0.1 4 16.11% 16.16% 16.08% 16.03% 0.1 2 • Repurchased $122 million of common stock at an average 0.1 0.0 8 price per share of $96.24 0.0 6 8.66% 8.50% 0.0 4 6.78% 6.62% • Paid quarterly common stock dividend increased 13% to $0.70 0.0 2 0 Common Equity Tier 1 Risk- Total Risk-Based Tier 1 Leverage TCE Tier 1 Capital Based Capital Capital Common Equity Tier 1 BPPR 0.1 8 0.1 6 16.96% 17.05% 0.1 4 15.70% 15.78% 15.70% 15.78% 0.1 2 0.45% 0.1 0.0 8 (0.12%) 0.0 6 0.06% 16.11% 7.48% 7.20% 0.0 4 16.03% 4.91% 0.0 2 4.73% (0.31%) 0 Common Equity Tier 1 Risk- Total Risk-Based Tier 1 Leverage TCE Tier 1 Capital Based Capital Capital Popular U.S. 0.1 6 0.1 4 0.1 2 14.52% 13.93% 13.75% 13.75% 13.35% 13.35% 0.1 11.58% 11.57% 10.95% 0.0 8 10.64% 0.0 6 0.0 4 0.0 2 0 2 Common Equity Tier 1 Risk- Total Risk-Based Tier 1 Leverage TCE Q4-24 Net Income Dividends Repurchases RWA & Other Q1-25 Tier 1 Capital Based Capital Capital 7 See Slide 13 for footnotes Note: Current period ratios are estimated

Non-Performing Assets Quarter Highlights: Non-Performing Assets • Non-Performing Assets (NPAs) decreased $42 million ($ in millions) • Non-Performing Loans (NPLs) decreased $37 million 0.04 600 $504 • NPL inflows decreased $16 million: 0.035 $472 500 $444 $438 $435 $424 $412 $408 0.03 ‐ BPPR decreased $11 million $366 400 0.025 ‐ Popular U.S. decreased $6 million 300 0.02 • BPPR NPLs decreased $30 million to $262 million: 0.015 ‐ Mortgage NPLs decreased $10 million 200 0.7% 0.01 0.7% 0.6% 0.6% 0.6% 0.6% 0.6% 0.6% ‐ Auto NPLs decreased $10 million 0.5% 100 0.005 ‐ Commercial NPLs decreased $9 million 0 0 • Popular U.S. NPLs decreased $7 million to $52 million, Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 mainly driven by the commercial segment NPLs OREO NPAs/Total Assets NPL Inflows Non-Performing Loans ($ in millions) ($ in millions) 80 450 $412 0.04 $386 70 400 $362 $361 $358 0.035 $354 $351 60 $342 $34 $41 350 $314 50 $48 $52 0.03 $51 $37 40 300 $40 0.025 $37 30 $37 250 $35 20 0.02 $26 10 $23 200 1.3% $9 $9 $9 $14 1.2% 0.015 $6 $8 0 1.1% 150 1.0% 1.0% 1.0% 1.0% 0.9% 0.8% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 0.01 100 0.005 50 Popular U.S. BPPR 0 0 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Commercial & Construction Mortgage Other NPLs/Loans 8 Differences due to rounding

NCOs and Allowance for Credit Losses Quarter Highlights: Allowance for Credit Losses ($ in millions) • NCO Ratio decreased 21 bps to 0.53% Reserve • NCOs decreased $18 million to $49 million Reserve Build Balance Balance Build Balance ACL/Loan • BPPR NCOs decreased $15 million to $47 million: Portfolios Q1 2024 (Release) Q4 2024 (Release) Q1 2025 Q1 2025 ‐ Consumer decreased $11 million Commercial $ 274 $ (3) $ 271 $ 9 $ 279 1.40% ‐ Commercial decreased $4 million Mortgage 86 (4) 82 2 84 1.02% Leases 9 7 16 4 20 1.04% • Popular U.S. NCOs decreased $3 million to $2 million Consumer: 370 6 376 2 379 5.32% • ACL at $762 million, increased $16 million Credit Cards 88 11 99 (3) 97 8.10% Personal Loans 118 (14) 104 (1) 103 5.35% • ACL-to-Loans Ratio at 2.05% vs. 2.01% Auto 157 9 166 6 172 4.50% Other 7 0 7 0 7 4.10% Total ACL $ 740 $ 6 $ 746 $ 16 $ 762 2.05% Consumer NCOs by Loan Portfolio NCOs and NCO-to-Loans Ratio ($ in millions) ($ in millions) 70 $63 $67 70 $62 $58 4.0 0% 60 5.0 0% $55 $59 $57 $52 $51 60 $54 $49 $49 50 50 3.0 0% $41 $40 4.0 0% 3.56% $33 $33 40 3.26% 40 3.16% 3.01% 2.85% 2.80% 30 2.0 0% $25 30 $24 3.0 0% 2.43% 2.41% 20 20 0.74% 0.71% 0.66% 0.65% 0.61% 1.0 0% 0.53% 2.0 0% 0.41% 0.39% 1.52% 10 0.29% 10 - 0.0 0% - 1.0 0% (1 0) (10) Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 (2 0) -1.00% 0.0 0% (20) Commercial & Construction Mortgage Leases Consumer NCO% Credit Cards Personal Auto Other NCO% 9 Differences due to rounding

Allowance for Credit Losses – Q1 2025 ACL Movement ACL Movement: ($ in millions) • Moody’s baseline forecast assumes a moderation in economic activity for the remainder of 2025 and 2026, and no recession • Increase in the weight assigned to the S3 (pessimistic) scenario due uncertainty in the economic outlook • Increase in qualitative reserves mainly reflected within the U.S. CRE and P.R. Lease portfolios Economic Scenarios: • Baseline scenario and the S3 (pessimistic) scenario have been assigned equal probabilities Commercial Consumer Q4 Economic Qualitative Q1 • 2025 annualized GDP growth (baseline): Portfolio Portfolios 2024 NCOs Scenarios Reserves Changes Changes 2025 ACL ACL ‐ P.R consistent with previous period at 0.27% ‐ U.S. increased to 2.25% from 2.15% • 2025 forecasted average unemployment rate (baseline): ‐ P.R. remains near historically low levels at 5.76% ‐ U.S. is consistent with previous forecast at 4.11% 10

Driving Value Market leader in Puerto Rico • Substantial capital and liquidity with diversified deposit base • Well-positioned to take advantage of market opportunities • Focused on customer service supported by broad branch network • Differentiated omnichannel experience • Diversified fee income Franchise • Strong risk-adjusted loan margins driven by a well-diversified portfolio Mainland U.S. banking operation provides geographic diversification • Commercial led strategy directed at small and medium sized businesses • National niche banking focused on homeowners’ associations, healthcare and non-profit organizations • Branch footprint in South Florida and New York Metro We continue to transform our organization to ensure long-term success. Our company-wide, multi-year effort is driving changes by: • Transforming our company: Deliver sustainable profitable growth for our shareholders and invest in technology foundations to enable greater agility, innovation, security and performance Transformation • Transforming customer opportunities: Deepen customer relationships and grow share of wallet, delivered through a modern omnichannel banking experience • Transforming our culture: Increase employee performance and satisfaction with more agile work processes that reinforce Popular’s values and desired behaviors Continue to return capital to shareholders: • Repurchased $122 million of common stock at an average price of $96.24 per share: Capital Actions ⁻ Through the end of the first quarter of 2025 repurchased $340 million of common stock of the $500 million authorized in Q3 2024, at an average price of $97.02 per share • Paid quarterly common stock dividend increased 13% to $0.70 11

Guidance 2025 Guidance (Market Dependent) FY 2025 Guidance Q1 2025 Commentary for Q1 2025 Original guidance for FY 2025 driven by repricing of Net Interest Income 7%-9% for the year Unchanged investments at higher rates, loan originations and lower deposit costs Original guidance for FY 2025 of $5 million lower $155 million - $160 million Non-Interest Income Unchanged per quarter than FY 2024, due to impact of sale of per quarter car rental business Positive Q1 2025 results and short-term outlook. NCOs 70-90 bps annualized Unchanged Guidance unchanged due to economic uncertainty Original guidance for FY 2025 of 4% increase driven Operating Expenses 4% increase for the year Unchanged by personnel and technology expenses Original guidance for FY 2025 driven by higher Effective Tax Rate 19%-21% Unchanged proportion of tax-exempt income and income from subsidiaries with lower statutory rates 3%-5% accelerating as the Lower end of the range due to uncertain economic Loan Growth Updated year progresses outlook 12

Footnotes Slide 3: 1- Fully taxable equivalent (“FTE”) net interest margin represents a non-GAAP financial measure. See the Corporation's earnings press release, Form 10-Q and Form 10-K filed with the U.S. Securities and Exchange Commission for the applicable periods for a GAAP to non- GAAP reconciliation. Slide 6: 1- Balances are as of end of period. 2- Fully taxable equivalent (“FTE”) net interest margin represents a non-GAAP financial measure. See the Corporation's earnings press release, Form 10-Q and Form 10-K filed with the U.S. Securities and Exchange Commission for the applicable periods for a GAAP to non- GAAP reconciliation. Slide 7: 1- TCE ratio is defined as the ratio of tangible common equity to tangible assets. 2- RWA and Other changes includes the change in risk weighted assets for the period and other adjustments to the ratio calculation. For Q1 2025, the main driver of the RWA and Other component was the impact of the full phase in of the adoption of the current expected credit losses (“CECL”) model, and a change in composition of the DTA. 13

Investor Presentation First Quarter 2025 Appendix

Corporate Structure Summary Corporate Structure Franchise Industry Financial Services Headquarters San Juan, Puerto Rico Assets = $74 billion Assets $74 billion (among top 50 Popular Holding Co. BHCs in the U.S.) Banco Popular Popular’s North (Including Popular de Securities Insurance America, Equity Puerto Rico LLC Subsidiaries Inc. Investments) Loans $37 billion Deposits $66 billion Popular Popular 1 Bank Auto, LLC Earnings Earnings Banking branches 153 in Puerto Rico, 40 in the U.S. (28 in New York and New Jersey and 12 in Puerto Rico Operations United States Operations Florida) and 9 in the U.S. and British Virgin Islands Assets = $15 billion Assets = $59 billion NASDAQ ticker symbol BPOP Selected equity investments: Banco BHD León under Corporate segment Market Cap $6.4 billion • Dominican Republic bank • 15.63% stake • 2024 net income of $272 million 15

Q1 2025 vs. Q4 2024 Financial Results BPPR Popular U.S. (Unaudited) ($ in millions) Q1 2025 Q4 2024 Variance Q1 2025 Q4 2024 Variance Net interest income $ 522 $ 507 $ 15 $ 93 $ 92 $ 1 Provision for credit losses 54 66 (12) 11 (1) 12 Net interest income after provision for credit losse s 468 441 27 82 93 (11) Non-interest income 138 149 (11) 6 6 - Operating expenses 405 403 2 66 65 1 Income before income tax 201 187 14 22 34 (12) Income tax expense 35 36 (1) 7 10 (3) Net income $ 166 $ 151 $ 15 $ 15 $ 24 $ (9) Balance Sheet Highlights BPPR Popular U.S. (Unaudited) ($ in millions) Q1 2025 Q4 2024 Variance Q1 2025 Q4 2024 Variance Total assets $ 59,289 $ 5 8,602 $ 687 $ 1 4,530 $ 14,333 $ 197 Total loans HIP 26,093 26,147 (54) 1 1,129 10,929 200 Total deposits 54,647 54,054 593 1 1,953 11,704 249 Asset Quality BPPR Popular U.S. Q1 2025 Q4 2024 Variance Q1 2025 Q4 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.00% 1.12% (0.12%) 0.47% 0.54% (0.07%) Non-performing assets / Total assets 0.53% 0.60% (0.07%) 0.36% 0.41% (0.05%) Allowance for credit losses / Total loans (HIP) 2.59% 2.56% 0.03% 0.77% 0.69% 0.08% Net Interest Margin (NIM) 3.63% 3.56% 0.07% 2.74% 2.71% 0.03% 16 Differences due to rounding

Deposit Composition & Cost Trends Highlights: • Deposits at $65.8 billion in Q1 2025, with P.R. public deposits representing 30% of total deposits • Total deposit costs, excluding P.R public deposits, of 1.17% demonstrate stability of core deposits, low cost and low betas • Total cost of deposits at 1.83%, decreased 13 bps when compared to Q4 2024, driven by lower cost of P.R public deposits by 38 bps Deposit Composition (ending balances, $ in billions) 80.00 $67.0 $65.5 $65.8 $64.9 $63.6 $63.8 $63.7 70.00 $61.2 60.00 $20.4 $19.7 $19.6 $18.1 $18.0 $19.5 $15.2 $18.7 50.00 $6.7 40.00 $6.8 $7.9 $8.4 $7.9 $8.4 $8.4 $8.4 30.00 $15.9 $14.7 $14.6 $14.8 $14.5 $14.6 $14.1 $14.2 20.00 $8.5 $8.3 $7.7 $7.6 $7.4 $8.0 $7.2 $7.7 10.00 $15.7 $16.0 $15.4 $15.5 $15.5 $15.3 $15.1 $15.2 - 2021 2022 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Non‐Interest Bearing NOW & Money Market Savings Time Deposits P.R. Public Deposits Deposit Costs Trends 4.24% 4.19% 4.15% 0.045 3.69% 3.70% 0.04 3.32% 0.035 0.03 2.16% 2.07% 2.10% 0.025 1.96% 1.83% 1.68% 0.02 0.015 0.67% 0.01 0.18% 0.39% 1.27% 0.005 1.20% 1.23% 1.21% 1.17% 0.91% 0.05% 0 0.29% 0.23% 2021 2022 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Total Deposit Costs Total Deposit Costs Ex. PR Public Deposit Costs PR Public Deposit Costs 17

Deposit Beta

- BPPR's retail and commercial accounts are low beta products and will react more slowly to changes in short-term interest rates
- High beta P.R. public deposits represent 30% of the total deposits
    - P.R. public deposits are linked to market rates but respond with a lag to changes in spot rates
- We expect that higher beta products in Popular U.S. will show similar elasticity to declining rates throughout the cycle



Deposits by Type
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
77%
23%
Sep-16 Mar-17 Sep-17 Mar-18 Sep-18 Mar-19 Sep-19 Mar-20 Sep-20 Mar-21 Sep-21 Mar-22 Sep-22 Mar-23 Sep-23 Mar-24 Sep-24 Mar-25
Non-Int Bearing
Int Bearing



Retail Int Bearing Deposits
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Sep-16 Mar-17 Sep-17 Mar-18 Sep-18 Mar-19 Sep-19 Mar-20 Sep-20 Mar-21 Sep-21 Mar-22 Sep-22 Mar-23 Sep-23 Mar-24 Sep-24 Mar-25
Retail - Int Bearing
Fed Funds Target

Deposit Mix (by Type)

Deposit Mix	Retail	Commercial	Public	Wholesale
Non Int Bearing	8%	15%	0%	0%
Int Bearing	32%	9%	31%	4%



Commercial Int Bearing Deposits
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Sep-16 Mar-17 Sep-17 Mar-18 Sep-18 Mar-19 Sep-19 Mar-20 Sep-20 Mar-21 Sep-21 Mar-22 Sep-22 Mar-23 Sep-23 Mar-24 Sep-24 Mar-25
Commercial - Int Bearing
Fed Funds Target



Public Int Bearing Deposits
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Sep-16 Mar-17 Sep-17 Mar-18 Sep-18 Mar-19 Sep-19 Mar-20 Sep-20 Mar-21 Sep-21 Mar-22 Sep-22 Mar-23 Sep-23 Mar-24 Sep-24 Mar-25
Public - Int Bearing
Fed Funds Target

18

Investment Portfolio

Quarter Highlights:

- Conservative investment portfolio, with the majority invested in short to intermediate U.S. Treasuries, which are tax exempt for P.R. corporations
- Investment portfolio duration 2.1 years; including cash, 1.7 years
- Unrealized loss in the AFS portfolio decreased by $170 million
- Market value of the HTM U.S. Treasuries portfolio stood at $7.6 billion, roughly in line with the book value
- Invested approximately $900 million in short-duration U.S. Treasury notes during Q1 2025, with an average yield of approximately 4.2%

$ in millions

		Q1 2025						Variance to Q4 2024	
	Description	Amortized Cost	% of Portfolio	Book Value	Gain / (Loss)	Yield	Maturity / WAL[1]	Amortized Cost	Gain / (Loss)
	Money Markets (Cash at Federal Reserve)	$6,185	18.5%	$6,185	$0	4.4%	-	($187)	$0
AFS	U.S. T-bills	8,602	25.8%	8,602	0	4.2%	0.1	1,091	0
AFS	U.S. Treasuries	5,733	17.0%	5,673	(61)	2.6%	1.4	141	48
AFS	Agency MBS/CMO	6,260	15.6%	5,218	(1,042)	1.8%	7.4	(152)	122
	Total AFS	20,595	58.4%	19,493	(1,102)	3.1%	2.5	1,080	170
HTM	U.S. Treasuries[2]	8,019	22.7%	7,586	(434)	1.4%	2.2	(152)	45
HTM	Other	63	0.2%	63	-	2.0%	13.7	(3)	-
	Total HTM	8,082	22.9%	7,649	(434)	1.4%	2.3	(155)	45
	Total Trading	28	0.1%	28	0	4.9%	5.3	(4)	0
	Total Portfolio	$34,890	100.0%	$33,355	($1,536)	2.9%	2.0	$734	$215

Maturities: US Treasury Notes (AFS & HTM)


Yield
Legacy 1.3%
New 4.0%
$ Millions
1,200
1,000
800
600
400
200
-
Mar-25
Jun-25
Sep-25
Dec-25
Mar-26
Jun-26
Sep-26
Dec-26
Mar-27
Jun-27
Sep-27
Dec-27
Mar-28
Jun-28
Sep-28
Dec-28
Mar-29
Jun-29
Sep-29
UST Legacy (Pre 2024)
UST New (2024 Program)

Maturity Profile


35%
30%
25%
20%
15%
10%
5%
0%
32%
20%
25%
3%
1%
3%
4%
1%
12%
0 - 3 yrs
4 - 5 yrs
6 - 7 yrs
8 - 10 yrs
U.S. T-bills
U.S. Treasuries - AFS
U.S. Treasuries - HTM
Agency MBS/CMO

[1] Maturity expressed in years; In the case of mortgage-backed securities and CMO's, it represents the weighted average life of the bonds assuming market consensus prepayment speeds

[2] The Book value includes $434 million of unrealized loss in AOCI related to the securities transferred from available-for-sale securities portfolio to the held-to-maturity with an unrealized loss of $873 million at the time of transfer, which will be amortized (back into capital) throughout their remaining life at a rate of approximately 5% per quarter through 2026.

Differences due to rounding

19

Non-Owner Occupied CRE Portfolio Highlights: Non-Owner Occupied CRE ($ in millions) • Non-Owner Occupied CRE (CRE NOO) mainly in retail, $5,541 $5,363 $5,185 hotels and office space $5,057 $5,005 5,000 $2,227 $2,117 $2,037 • Office exposure limited to 1.9% of total loan portfolio and 2.0% $2,061 $2,025 4,000 1.30% 1.30% 1.30% 13% of CRE NOO: 1.05% 1.02% 1.5% 3,000 ‐ Office space mainly in mid-rise properties with $3,247 $3,148 $3,314 $2,996 $2,980 1.0% diversified tenants across both regions 2,000 ‐ Average loan size at $2.5 million 0.30% 0.5% 0.27% 1,000 0.20% 0.20% 0.20% • Favorable credit risk profile with low level of NCOs, NPLs, 0 0.0% criticized and classified loans Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 • Non-Performing loans flat QoQ at 0.26% of loans BPPR Popular U.S. NPL/Loans ACL/Loans • Allowance for credit losses to loans held-in-portfolio at 1.05% Non-Owner Occupied CRE Balance by property type Other 7% Health Facility 4% Credit Metrics Retail Mixed use Metric Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 33% 5% 30-89 DPD/Loans 0.15% 0.14% 0.26% 0.20% 0.07% Industrial NPL/Loans 0.20% 0.17% 0.19% 0.27% 0.26% 8% NCO Ratio -0.03% -0.01% 0.00% -0.06% -0.05% ACL/Loans 1.30% 1.28% 1.30% 1.02% 1.05% Shelters ACL/NPL 635.31% 754.88% 691.89% 377.29% 410.78% 11% Classified Loans/Loans 2.08% 2.47% 1.34% 3.01% 3.23% Office Space 13% Hotels 19% 20

Multifamily Loan Portfolio Highlights: Multifamily Loans ($ in millions) • 87% of the portfolio concentrated in Popular U.S. $2,406 $2,385 $2,385 $2,400 $2,375 2,500 • Strong credit risk profile with low levels of delinquency, 1.4% NCOs and classified loans: $2,081 $2,080 $2,100 $2,092 $2,067 2,000 1.2% ‐ 30-89 DPD/Loans at 0.23% 0.57% 0.50% 0.50% 1.0% 0.40% 1,500 0.38% ‐ Classified loans at 0.97% 0.8% ‐ NCO Ratio 0.0% 1,000 0.6% 0.40% 0.40% 0.40% 0.37% 0.37% 0.4% • Allowance for credit losses (“ACL”) to loans held-in- 500 0.2% portfolio at 0.57% $304 $305 $306 $308 $308 0 0.0% • New York portfolio: Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 ‐ $1.5 billion or 3.9% of our total loan portfolio BPPR Popular U.S. NPL/Loans ACL/Loans ‐ Underwritten based on current rental income at origination ‐ No exposure to rent controlled buildings Multifamily Loans ‐ Rent stabilized units represent less than 40% of the Balance by state total units in the loan portfolio with the majority Other originated after 2019 PR 2% 9% Credit Metrics Metric Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 30-89 DPD/Loans 1.04% 0.13% 0.12% 0.29% 0.23% FL NPL/Loans 0.37% 0.38% 0.37% 0.37% 0.37% 28% NCO Ratio 0.07% 0.00% 0.00% 0.00% 0.00% NY ACL/Loans 0.53% 0.47% 0.40% 0.38% 0.57% 61% ACL/NPL 144.72% 122.28% 109.72% 105.20% 153.90% Classified Loans/Loans 1.57% 1.12% 1.30% 1.10% 0.97% 21

Auto Loan Portfolio Highlights: Delinquency Avg. 2011-2019 3/31/2025 ($in millions) • Improvements in credit quality of originations 6.17% 3.57% • Auto balances have steadily increased since the pandemic 4500 0.06 $3,819 $3,821 $3,820 $3,773 $3,707 4000 $3,661 $3,633 $3,566 $3,518 • Delinquency and NCOs at levels below the pre-pandemic 0.05 3500 benchmark in Q1 2025, reflecting improvements over the $2,918 5.00% 4.73% 3000 4.67% 0.04 prior quarter 4.46% 4.64% 4.20% 2500 3.86% 0.03 3.66% 3.57% • FICO mix of originations have remained robust, with 2000 3.20% weighted-average FICO scores of approximately 737 1500 0.02 1000 • YTD originations were approximately 67%/33% split 0.01 500 between new/used auto loans $135 $113 $131 $153 $173 $143 $168 $178 $191 $136 0 0 Q4 2019 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 30+ DPD Portfolio 30+ DPD/Portfolio FICO Mix of Originations (% of approved amount) NCOs and NCO-to-Loan Ratio 737 737 729 732 731 723 720 721 719 ($ in millions) Avg. 2011-2019 YTD 700 100% 1.88% 1.41% 4% 5% 6% 6% 6% 6% 7% 7% 8% 6% 4% 2% 4% 3% 2% 600 7% 7% 9% 20 0.03 80% 24% 23% 18 26% 24% 24% 500 30% 27% 26% 0.025 26% 16 60% 14 2.44% 400 0.02 12 300 10 0.015 40% 8 68% 67% 65% 66% 66% 1.41% 200 61% 60% 60% 0.01 58% 6 20% 4 100 0.005 2 $18 $7 $2 $10 $16 $14 $10 $17 $19 $13 0% 0 0 0 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q4 2019 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 700+ 625-699 <625 No FICO WA FICO Auto NCOs NCOs % 22

Auto Lease Portfolio Highlights: Delinquency Avg. 2011-2019 3/31/2025 ($in millions) • Auto lease balances have grown steadily since the 2.06% 1.71% 2500 0.06 pandemic $1,950 $1,925 0.05 $1,887 • Delinquency at levels below the pre-pandemic benchmark 2000 $1,828 $1,765 $1,732 $1,698 $1,662 $1,614 in Q1 2025, reflecting improvements over the prior 0.04 quarter 1500 0.03 $1,060 • NCO s continue at above pre-pandemic benchmark, but 2.06% 2.05% 1000 showed improvements over the prior quarter 1.81% 1.79% 1.77% 1.73% 1.71% 1.69% 0.02 1.30% 1.31% • FICO mix of originations have remained robust, with 500 0.01 weighted-average FICO scores of approximately 742 $19 $21 $22 $29 $35 $32 $33 $32 $40 $33 0 0 Q4 2019 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 30+ DPD Portfolio 30+ DPD/Loans FICO Mix of Originations (% of approved amount) NCOs and NCO-to-Loan Ratio 743 741 742 736 735 732 730 730 731 ($ in millions) Avg. 2011-2019 YTD 700 100% 0.65% 0.68% 2% 3% 3% 3% 3% 4% 4% 4% 4% 600 19% 18% 18% 4 0.012 22% 24% 23% 26% 26% 26% 80% 3.5 500 0.01 3 60% 400 0.008 2.5 1.07% 300 2 0.006 40% 0.68% 78% 79% 78% 75% 74% 73% 71% 70% 70% 1.5 200 0.004 1 20% 0.002 100 0.5 $3 $0 $1 $4 $4 $3 $2 $4 $3 $2 0 0 0% 0 Q4 2019 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 2017 2018 2019 2020 2021 2022 2023 2024 2025 700+ 625-699 <625 No FICO WA FICO Leases NCOs NCO % 23

Credit Card Portfolio Highlights: Delinquency Avg. 2011-2019 3/31/2025 ($in millions) • Improvements in credit quality of originations 3.74% 4.56% • Balances continue to increase due to higher originations 1400 0.06 and increased usage post pandemic $1,218 $1,187 $1,192 $1,163 0.055 $1,142 $1,136 $1,124 1200 $1,077 $1,057 0.05 $1,046 • Although delinquency and NCOs have surpassed the pre- 0.045 1000 4.85% pandemic benchmark, Q1 2025 metrics showed 0.04 4.62% 4.56% 0.035 800 4.16% improvements when compared to the previous quarter 4.09% 4.06% 0.03 3.45% 3.44% 600 0.025 • FICO mix of originations have remained robust, with 2.84% 0.02 weighted-average FICO scores of approximately 772 400 2.39% 0.015 0.01 200 0.005 $39 $25 $30 $37 $46 $46 $48 $55 $59 $54 0 0 Q4 2019 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 30+ DPD Portfolio 30+ DPD/Loans FICO Mix of Originations NCOs and NCO-to-Loan Ratio (% of approved amount) ($in millions) 772 768 754 Avg. 2011-2019 YTD 750 753 749 750 748 748 0% 3.67% 5.46% 2% 2% 2% 2% 3% 3% 4% 100% 5% 700 2% 1% 1% 1% 2% 3% 3% 2% 2% 18 0.06 600 29% 16 80% 32% 0.05 42% 45% 5.46% 44% 500 43% 45% 14 45% 44% 12 0.04 60% 400 10 0.03 300 40% 8 3.21% 68% 65% 6 0.02 200 55% 53% 51% 51% 49% 49% 50% 20% 4 0.01 100 2 $8 $6 $7 $9 $11 $14 $14 $15 $17 $16 0% 0 0 0 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q4 2019 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Credit Cards NCOs NCOs % 750+ 650-749 <650 No FICO WA FICO 24

P.R. Personal Loan Portfolio Highlights: Delinquency Avg. 2011-2019 3/31/2025 ($ in millions) • Improvements in credit quality of originations 3.61% 2.77% 200 0 0.06 • Portfolio balances have been increasing since the $1,776 $1,763 $1,754 $1,754 $1,756 $1,746 $1,745 $1,686 180 0 pandemic, but at a slower pace since 2024 due to $1,613 0.05 160 0 tightening measures $1,368 140 0 0.04 • Delinquency remained below the pre-pandemic average 120 0 benchmark 100 0 0.03 3.19% 3.15% 3.09% 800 3.01% 2.97% • NCOs gradually increased during the prior quarters, but 2.92% 2.87% 2.77% 0.02 2.61% 2.51% 600 returned to levels comparable to the pre-pandemic 400 benchmark during Q1 2025 0.01 200 $43 $41 $44 $51 $53 $51 $54 $56 $53 $49 • FICO mix of originations robust, with weighted-average 0 0 FICO scores of 747 in recent vintages Q4 2019 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 30+ DPD Portfolio 30+ DPD/Loans FICO Mix of Originations NCOs and NCO- to Loan Ratio (% of approved amount) ($ in millions) Avg. 2011-2019 YTD 748 746 747 738 741 740 738 738 736 2.53% 4.19% 0% 0% 0% 1% 1% 2% 2% 700 3% 3% 100% 25 0.07 2% 3% 3% 3% 3% 3% 3% 4% 5% 600 0.06 80% 20 500 49% 47% 0.05 46% 51% 53% 56% 50% 56% 49% 60% 15 400 0.04 4.19% 4.19% 300 0.03 40% 10 200 0.02 50% 49% 49% 20% 44% 43% 43% 43% 5 41% 40% 100 0.01 $14 $12 $13 $17 $20 $22 $21 $22 $23 $18 0% 0 0 0 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q4 2019 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 750+ 650-749 <650 No FICO WA FICO Personal Loans NCOs NCO % 25

P.R. Public Sector Exposure The Corporation does not own any loans issued by the P.R. central government or its public corporations. As of March 31, 2025, our direct exposure to P.R. municipalities increased $26 million to $362 million. Municipalities Outstanding P.R. Government Exposure Obligations of municipalities are backed by real and ($ in millions) Loans Securities Total personal property taxes, municipal excise taxes, and/or a percentage of the sales and use tax Municipalities $ 351 $ 11 $ 362 Indirect Exposure Indirect Exposure $ 172 $ 44 $ 216 Indirect exposure includes loans or securities that are payable by non-governmental entities, but which carry a government guarantee to cover any shortfall in collateral in the event of borrower default. Majority are single-family mortgage related 26

Popular, Inc. Credit Ratings Senior Unsecured Ratings Senior Unsecured Ratings Fitch BBB- Stable Outlook S&P BB+ Stable Outlook Moody’s Ba1 Stable Outlook 2018 2019 2020 2021 2022 April April June Moody’s Moody's September April Fitch upgrades upgrades to upgrades to B1 Moody’s upgrades S&P upgrades to to BBB- from Ba3 from B1 from B2 May March to Ba1 from Ba3, BB+ from BB-, BB, revised Fitch Moody’s revised outlook to Fitch and S&P revised outlook May S&P revised outlook to upgrades to revised outlook Stable revised outlook to Stable Fitch revised outlook to Stable BB from BB- to Positive to Positive outlook to Positive Positive March S&P lowers outlook to Stable 27

Investor Presentation First Quarter 2025